                                -----------------
                                 MAIRS AND POWER
                                GROWTH FUND, INC.
                                -----------------






ANNUAL REPORT
December 31, 1998









W-1420 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101
651-222-8478

                                                               February 19, 1999

TO OUR SHAREHOLDERS:

         In 1998 the Mairs & Power Growth Fund registered a return of 9.4%. The Standard & Poor's 500 Stock Index return for the year was 28.7%. However, that index is highly dependent on the performance of its largest stocks and last year large stocks dramatically outperformed the market. Just fifteen of the largest stocks in the index accounted for half of the return. The median return of all 500 Standard & Poor's stocks was only 6.6%. Mairs and Power Growth Fund is a blend of large-cap, mid-cap and small-cap stocks. Therefore, mutual fund measurement firms such as MORNINGSTAR characterize it as a mid-cap fund. MORNINGSTAR has rated our fund consistently as a five-star fund for the five years it has been included in their coverage. FORBES Magazine, in the February 8th issue, listed just twelve U.S. Stock Funds as Best Buys based both on performance as well as low operating costs. Mairs & Power Growth Fund was one of the twelve funds and the only mid-cap fund in the group. BUSINESS WEEK Magazine, in the November 9th issue, recommended a group of twelve stock funds and Mairs & Power Growth Fund was included in that list as well. Our stock selection emphasizes companies with strong earnings prospects and attractive share valuations. Because of our long-term orientation, we are willing to hold certain underperforming stocks for various periods so long as we are confident of the earnings growth. While many large-capitalization stocks appear generously valued, we believe that the recent flight to quality on the part of investors has left many mid and small-capitalization stocks clearly undervalued. The Fund has produced a 20.5% compound annual rate of return for the past ten year period and is one of a very small number of diversified stock funds to have outperformed the Standard and Poor's 500 Stock Index for that period.

         The U.S. economy continues to be the envy of the entire world. Gross Domestic Product in 1998 rose 3.9% marking the third consecutive year in which economic growth approximated 4%. While economists believe that growth may moderate this year, there is little evidence of this yet and consensus expectations suggest a fourth year of above-average growth. Labor markets remain strong and the unemployment rate is at a 30 year low. However, inflation remains modest with consumer prices last year rising less than 2% for the second year in a row. Real wage income rose 5.5% a year for the past two years which has supported strong consumer spending that rose 5.2% during 1998. The 1990's have witnessed the strongest capital spending cycle of the past 50 years. Since the expansion began in 1991, capital-goods purchases have risen at an average rate of 11% per year and were up 17% last year. The technology sector has driven this cycle with spending increasing at an average of 19% a year since 1991. This surge in capital spending has resulted in much improved gains in worker productivity which has risen about 2% annually in each of the past three years, double the rate in the 1970s and 1980s. In the manufacturing sector, productivity has risen almost 5% in each of the past two years and has largely offset rising wages and other compensation. Together with a labor-force growth rate of 1%, the higher productivity means the economy can grow 3% a year or more without rekindling inflation. We expect the economy to expand beyond 1999, making this the longest period of economic growth in the nation's history.

         We believe that the outlook for stock prices in 1999 continues to be favorable. Asian economies appear to be leveling and should begin a slow recovery. Europe will be strengthened by monetary union although growth will be moderate. Inflation should remain very low due to lower energy and commodity prices as well as improving productivity which should allow interest rates to remain stable. Corporate earnings are again strengthening, having increased at a 5% rate in last year's final quarter, and we expect this trend to continue throughout 1999. Against this background, we expect another year of rising stock prices. While common stocks are always subject to volatility, they provide investors with superior returns. Since 1945, U.S. stocks have produced an inflation-adjusted annualized return of 9.3%, clearly exceeding that of any other major asset class.
                                                            George A. Mairs
                                                                  President


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FUND, S & P 500 INDEX, AND THE CONSUMER PRICE INDEX


[CHART]



                                             MPG                                S&P                               CPI
1988                          10000                           10000.00                           10000.00
1989     12805.82          12807.00         28.07%            13160.00          31.60%           10480.00         4.80%
1990     13276.74          13277.02          3.67%            12738.88          (3.20%)          11045.92         5.40%
1991     18859.73          18860.00         42.05%            16624.24          30.50%           11509.85         4.20%
1992     20338.20          20338.63          7.84%            17904.30           7.70%           11855.14         3.00%
1993     22953.47          22954.17         12.86%            19712.64          10.10%           12175.23         2.70%
1994     24246.37          24246.49          5.63%            19968.90           1.30%           12503.96         2.70%
1995     36204.06          36204.86         49.32%            27465.23          37.54%           12816.56         2.50%
1996     45763.49          45762.95         26.40%            33776.74          22.98%           13239.51         3.30%
1997     60214.85          58874.03         28.65%            45058.17          33.40%           13464.58         1.70%
1998     64390.36          64390.53          9.37%            57989.87          28.70%           13680.01         1.60%



           Average Annual Total Returns                PAST INVESTMENT RESULTS
     1 Year           5 Year           10 Year         SHOULD NOT BE TAKEN AS
      9.4%             22.9%            20.5%          NECESSARILY
                                                       REPRESENTATIVE OF FUTURE
                                                       PERFORMANCE.

                              FINANCIAL HIGHLIGHTS

            (SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                             YEAR ENDED DECEMBER 31
                                                     1998             1997             1996              1995             1994
                                                 ------------------------------------------------------------------------------
 PER SHARE

 Net asset value, beginning of year                $86.67           $69.48           $56.64            $39.37           $38.84

 Investment operations:
      Net investment income                          0.86 (*)         1.03             0.75              0.51             0.67
      Net realized and unrealized
         gains (losses) on investment                7.23            18.85            14.19             18.83             1.49
                                                     ----            -----            -----             -----             ----
 TOTAL FROM INVESTMENT OPERATIONS                    8.09            19.88            14.94             19.34             2.16

 Less distributions:
   Dividends (from net
      investment income)                            (0.72)           (1.00)           (0.71)            (0.56)           (0.65)
   Distributions (from capital gains)               (1.36)           (1.69)           (1.39)            (1.51)           (0.98)
                                                    -----            -----            -----             -----            -----
 TOTAL DISTRIBUTIONS                                (2.08)           (2.69)           (2.10)            (2.07)           (1.63)
                                                    -----            -----            -----             -----            -----
 NET ASSET VALUE, END OF YEAR                      $92.68           $86.67           $69.48            $56.64           $39.37
                                                   ------           ------           ------            ------           ------
                                                   ------           ------           ------            ------           ------
 TOTAL INVESTMENT RETURN                              9.4%            28.7%            26.4%             49.3%             5.6%
                                                      ---             ----             ----              ----              ---
                                                      ---             ----             ----              ----              ---
 NET ASSETS, END OF YEAR
    (000's OMITTED)                              $580,461         $412,591         $150,162           $70,537          $41,890

 RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to
      average net assets                             0.82%            0.84%            0.89%             0.99%            0.99%

   Ratio of net investment
      income to average net
      assets                                         0.97%            0.98%            1.18%             1.00%            1.74%
   Portfolio turnover rate                           2.04%            5.07%            3.19%             3.87%            5.09%

(*) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

                       STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1998


ASSETS
 Common Stocks as annexed, at market value (cost $408,324,610)               $563,480,312
 Cash                                                                          16,813,411
 Dividends and interest receivable                                                526,355
 Receivables for securities sold, not yet delivered                                     0
 Prepaid expense                                                                        0
                                                                             ------------
 Total assets                                                                 580,820,078
LIABILITIES
 Accrued management fee                                                           277,236
 Accrued custodian and transfer agent fee                                          82,319
 Payable for securities purchased, not yet received                                     0
                                                                             ------------
 Total liabilities                                                                359,555
NET ASSETS
 Equivalent to $92.68 per share on 6,262,832 shares outstanding              $580,460,523
                                                                             ------------
                                                                             ------------

NET ASSETS CONSIST OF:
 Capital stock                                                               $     62,628
 Additional paid-in capital                                                   424,646,283
 Accumulated undistributed net investment income                                  583,348
 Accumulated undistributed net realized gain (loss) on investment
      transactions                                                                 12,562
 Net unrealized appreciation (depreciation) of investments                    155,155,702
                                                                             ------------

TOTAL NET ASSETS                                                             $580,460,523
                                                                             ------------

CAPITAL STOCK (par value $.01 a share)
 Shares authorized                                                             25,000,000
                                                                             ------------
                                                                             ------------

SEE ACCOMPANYING NOTES.

                         SCHEDULE OF INVESTMENTS
                            DECEMBER 31, 1998


                                                                 MARKET
   NUMBER                                                        VALUE
  OF SHARES                COMMON STOCK                         (NOTE2a.)
  ---------                ------------                       -----------
                  CHEMICAL  5.2%
  540,000         Ecolab, Inc.                                $19,541,250
  222,500         H. B. Fuller                                 10,707,812
                                                              -----------
                                                               30,249,062

                  CONSUMER  9.8%
  247,000         General Mills, Inc.                          19,204,250
  490,000         Hormel Foods                                 16,047,500
  442,610         Jostens, Inc.                                11,590,849
  345,800         The Toro Company                              9,855,300
                                                              -----------
                                                               56,697,899

                  DRUGS AND HOSPITAL SUPPLIES  9.8%
  282,000         Baxter International, Inc.                   18,136,125
  215,000         Johnson & Johnson                            18,033,125
  166,000         Pfizer Inc.                                  20,822,625
                                                              -----------
                                                               56,991,875

                  FINANCIAL  14.8%
  330,000         ReliaStar Financial Corporation              15,221,250
  416,000         St. Paul Companies, Inc.                     14,456,000
  640,000         TCF Financial Corporation                    15,480,000
  480,000         U.S. Bancorp                                 17,040,000
  590,000         Wells Fargo & Company                        23,563,125
                                                              -----------
                                                               85,760,375

                  INFORMATION SERVICES  9.8%
  470,000         Deluxe Corp.                                 17,184,375
  965,000         Merrill Corporation                          18,636,563
  568,400         National Computer Systems Inc.               21,030,800
                                                              -----------
                                                               56,851,738


                                        5


                         SCHEDULE OF INVESTMENTS (CONT.)

                                                                 MARKET
   NUMBER                                                        VALUE
  OF SHARES                COMMON STOCK (CONTINUED)             (NOTE2a.)
  ---------                -----------------------              ---------
                  MEDICAL DEVICES  6.4%
  356,000         Medtronic, Incorporated                     $26,433,000
  395,000         St. Jude Medical, Inc. *                     10,936,563
                                                              -----------
                                                               37,369,563

                  RETAILING  6.7%
  398,000         Dayton Hudson Corporation                    21,591,500
  628,000         SUPERVALU Inc.                               17,584,000
                                                              -----------
                                                               39,175,500

                  TECHNOLOGY  15.5%
  230,000         Ceridian *                                   16,056,875
  308,050         Emerson Electric Co.                         18,637,025
  250,000         Honeywell Inc.                               18,828,125
1,157,100         MTS Systems Corporation                      15,620,850
  213,000         Minnesota Mining & Manufacturing Company     15,149,625
  618,500         TSI Inc.                                      5,411,875
                                                              -----------
                                                               89,704,375

                  TELECOMMUNICATIONS  4.4%
  729,000         ADC Telecommunications Inc. *                25,332,750

                  OTHER INDUSTRIALS  14.7%
  374,000         Bemis Company, Inc.                          14,188,625
  892,300         BMC Industries, Inc.                          5,576,875
  450,000         Burlington Northern Santa Fe                 15,187,500
  534,800         Donaldson Company, Inc.                      11,097,100
  569,850         Graco Inc.                                   16,810,575
  355,800         Imation Corporation *                         6,226,500
  320,000         Weyerhaeuser Company                         16,260,000
                                                              -----------
                                                               85,347,175
                                                              -----------
                  TOTAL COMMON STOCKS  97.1%                  563,480,312
                  OTHER ASSETS IN EXCESS OF LIABILITIES 2.9%   16,980,211
                                                              -----------
                  NET ASSETS  100%                           $580,460,523
                                                              -----------
                                                              -----------

*Non-income producing

SEE ACCOMPANYING NOTES.

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

 INVESTMENT INCOME
 Income:
      Dividends                                                 $  7,854,258
      Interest                                                     1,320,167
                                                                ------------
   TOTAL INCOME                                                                         $  9,174,425

 Expenses:
      Investment advisory fees (NOTE 5)                            3,112,094
      Administrative fees                                            519,917
      Transfer agent fees (NOTE 5)                                   436,061
      Custodian fees                                                 104,875
      Legal and audit fees                                            31,847
      Other fees and expenses                                         13,380
                                                                ------------
   TOTAL EXPENSES                                                                          4,218,174
                                                                                        ------------
   NET INVESTMENT INCOME                                                                   4,956,251

 REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4)
      Net realized gains on investments sold                       8,384,559
      Unrealized appreciation of investments                      32,342,988
                                                                ------------
   NET GAIN ON INVESTMENTS                                                                40,727,547
                                                                                        ------------
   INCREASE IN NET ASSETS FROM OPERATIONS                                               $ 45,683,798
                                                                                        ------------
                                                                                        ------------


SEE ACCOMPANYING NOTES.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                  YEAR ENDED DECEMBER 31
                                                                               1998                   1997
                                                                        ----------------------------------------
OPERATIONS

  Net investment income                                                  $   4,956,251             $   2,734,258
  Net realized gains on investments sold                                     8,384,559                 8,848,249
  Unrealized appreciation of investments                                    32,342,988                55,004,307
                                                                         -------------             -------------
INCREASE IN NET ASSETS FROM OPERATIONS                                      45,683,798                66,586,814


DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                                (4,372,903)               (3,227,197)
  Short-term gain distributed as ordinary income                                    --                (1,034,180)
  From net realized gains                                                   (8,371,997)               (7,830,288)
                                                                         -------------             -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (12,744,900)               12,091,665

CAPITAL STOCK TRANSACTIONS
  Proceeds from shares sold                                                211,621,886               221,582,938
  Reinvestment of distributions from net investment
    income and net realized gains                                           11,767,067                10,964,936
  Cost of shares redeemed                                                  (88,457,947)              (24,614,163)
                                                                         -------------             -------------
INCREASE IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                              134,931,006               207,933,711
                                                                         -------------             -------------

TOTAL INCREASE IN NET ASSETS                                               167,869,904               262,428,860

NET ASSETS
  Beginning of year                                                        412,590,619               150,161,759
                                                                         -------------             -------------
  End of year (including undistributed investment income
    of $583,348 and $45,826, respectively)                               $ 580,460,523             $ 412,590,619
                                                                         -------------             -------------
                                                                         -------------             -------------
CHANGES IN CAPITAL STOCK
  Shares sold                                                                2,375,392                 2,777,232
  Shares issued for reinvested distributions                                   128,379                   127,099
  Shares redeemed                                                           (1,001,454)                 (305,062)
                                                                         -------------             -------------

NET INCREASE IN SHARES                                                       1,502,317                 2,599,269
                                                                         -------------             -------------
                                                                         -------------             -------------

SEE ACCOMPANYING NOTES.

                       NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1998

Note 1 -- The Fund is registered under the Investment Company Act of 1940
          (as amended) as a diversified, no-load, open-end management investment company. The investment objective of the Fund is to provide shareholders with a diversified holding of securities which appear to offer marked possibilities for long-term appreciation. Normally these will be common stocks.

Note 2 -- Significant accounting polices of the Fund are as follows:

          (a) Market value of investments is based on the last reported sale price on December 31 for listed securities traded on one or more of the national securities exchanges on which such securities are primarily traded or at the last sale price on the national securities market. For securities where quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the adviser, Mairs and Power, Inc. Security transactions are recorded on the trade date, the date on which securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

          (b) The Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code applicable to investment companies and to make distributions of income and security gains sufficient to relieve it from all or substantially all income taxes.

          (c) Effective January 1, 1998, the Fund discontinued the accounting practice of equalization, which it had used since its inception. Equalization is a practice whereby a portion of the proceeds from sales and costs of redemptions of Fund shares, equivalent on a per-share basis to the amount of the undistributed net investment income, is charged or credited to undistributed net investment income.

                                DECEMBER 31, 1998


               The balance of equalization included in undistributed net investment income at the date of change, which was $592,726, was reclassified to additional paid-in capital. Such reclassification had no effect on net assets, results of operations, or net asset value per share of the Fund.

          (d) Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, cumulative permanent book and tax basis differences relating to shareholder distributions have been reclassified between accumulated undistributed net investment income, accumulated undistributed net realized gain on investment transactions and additional paid-in capital. Net investment income, net realized gains on investments sold, and net assets were not affected by this reclassification.

Note 3 -- Purchases and sales of investment securities, excluding short-term securities, during the year ended December 31, 1998 aggregated $142,126,463 and $9,944,245, respectively.

Note 4 -- Net unrealized appreciation on investments for Federal income tax purposes aggregated $155,155,702, of which $173,765,438 related to appreciated investment securities and $18,609,736 related to depreciated investment securities. Aggregate cost of investments for federal income tax purposes was $408,324,610.

Note 5 -- The investment advisory fees were paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees were paid to the adviser pursuant to an advisory agreement approved by the directors of the Fund. The advisory fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. Transfer agent fees were paid to Firstar Trust Company who serves as transfer agent. Directors of the Fund not affiliated with Mairs and Power, Inc. received compensation for meetings attended totaling $54,000 in 1998. No compensation was paid to any other director or officer of the Fund.

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders
Mairs and Power Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mairs and Power Growth Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Growth Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

January 22, 1999

                        SUMMARY OF FINANCIAL INFORMATION
-------------------------------------------------------------------------------
This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.


                                                                                          PER SHARE
                                                           ------------------------------------------------------------------------
                                                                                                                    PERFORMANCE OF
                                                                              DISTRIBUTIONS OF    DIVIDENDS FROM      AN ASSUMED
                         SHARES                                                   REALIZED        NET INVESTMENT     INVESTMENT OF
       DATES          OUT-STANDING     TOTAL NET ASSETS    NET ASSET VALUE    SECURITIES GAINS        INCOME           $10,000*
   -------------      ------------     ----------------    ---------------    ----------------    --------------   ---------------
   Dec. 31, 1974         1,123,449      $    8,115,558           $   7.22                           $ 0.24              $   6,575
   Dec. 31, 1975         1,114,754      $   10,758,751           $   9.65                           $ 0.24              $   9,016
   Dec. 31, 1976         1,078,864      $   13,821,528           $  12.81                           $ 0.26              $  12,235
   Dec. 31, 1977         1,057,928      $   13,145,624           $  12.43                           $ 0.33              $  12,194
   Dec. 31, 1978           998,265      $   13,282,487           $  13.31                           $ 0.35              $  13,396
   Dec. 31, 1979           914,635      $   14,104,765           $  15.42                           $ 0.45              $  16,001
   Dec. 31, 1980           840,882      $   14,540,014           $  17.29                           $ 0.55              $  18,579
   Dec. 31, 1981           861,678      $   13,148,158           $  15.26        $ 0.74             $ 0.60              $  17,874
   Dec. 31, 1982           850,942      $   16,784,217           $  19.72        $ 0.58             $ 0.50              $  24,874
   Dec. 31, 1983           881,592      $   18,972 177           $  21.52        $ 0.70             $ 0.48              $  28,794
   Dec. 31, 1984           872,069      $   17,304,204           $  19.84        $ 0.76             $ 0.46              $  28,212
   Dec. 31, 1985           856,738      $   21,553,457           $  25.16        $ 0.86             $ 0.46              $  38,022
   Dec. 31, 1986           893,850      $   22,235,453           $  24.88        $ 2.74             $ 0.40              $  42,410
   Dec. 31, 1987           914,139      $   19,816,097           $  21.68        $ 2.29             $ 0.48              $  41,421
   Dec. 31, 1988           929,039      $   20,630,251           $  22.21        $ 1.21             $ 0.41              $  45,555
   Dec. 31, 1989           866,584      $   22,630,081           $  26.11        $ 1.83             $ 0.43              $  58,341
   Dec. 31, 1990           867,432      $   22,501,587           $  25.94        $ 0.70             $ 0.42              $  60,482
   Dec. 31, 1991           904,023      $   31,440,529           $  34.78        $ 1.58             $ 0.39              $  85,915
   Dec. 31, 1992           956,814      $   34,363,306           $  35.91        $ 1.16             $ 0.40              $  92,651
   Dec. 31, 1993         1,006,285      $   39,081,010           $  38.84        $ 1.22             $ 0.43              $ 104,565
   Dec. 31, 1994         1,064,019      $   41,889,850           $  39.37        $ 0.98             $ 0.65              $ 110,454
   Dec. 31, 1995         1,245,325      $   70,536,880           $  56.64        $ 1.51             $ 0.56              $ 164,927
   Dec. 31, 1996         2,161,246      $  150,161,759           $  69.48        $ 1.39             $ 0.71              $ 208,475
   Dec. 31, 1997         4,760,515      $  412,590,619           $  86.67        $ 1.69             $ 1.00              $ 268,203
   Dec. 31, 1998         6,262,832      $  580,460,523           $  92.68        $ 1.36             $ 0.72              $ 293,330


   *Assumes the reinvestment of all income dividends and capital gain distributions for a $10,000 investment made at the beginning of 1974.
-------------------------------------------------------------------------------
No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED DECEMBER 31, 1998) ARE AS FOLLOWS:

         1 YEAR: + 9.4%      5 YEARS: + 22.9%       10 YEARS: + 20.5%

THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
--------------------------------------------------------------------------------

                             OFFICERS AND DIRECTORS
                             ----------------------


George A. Mairs, III ....................................President and Director
William B. Frels ........................................Secretary and Director
Peter G. Robb ......................................Vice-President and Director
Lisa J. Hartzell .....................................................Treasurer
Charlton Dietz ........................................................Director
Donald E. Garretson ...................................................Director
J. Thomas Simonet .....................................................Director


   INVESTMENT ADVISER                      CUSTODIAN


   Mairs and Power, Inc.                   Firstar Bank Milwaukee
   W-1420 First National Bank Building     615 East Michigan Street
   332 Minnesota Street                    P. O. Box 701
   Saint Paul, Minnesota 55101             Milwaukee, Wisconsin 53201-0701



                              INDEPENDENT AUDITORS

                               Ernst & Young, LLP
                              1400 Pillsbury Center
                             200 South Sixth Street
                          Minneapolis, Minnesota 55402

                                 TRANSFER AGENT
                                 --------------

   (REGULAR MAIL ADDRESS)                  (OVERNIGHT OR EXPRESS MAIL ADDRESS)
   Firstar Mutual Fund Services, LLC       Firstar Mutual Fund Services, LLC
   615 East Michigan Street                615 East Michigan Street
   P. O. Box 701                           3rd Floor
   Milwaukee, Wisconsin 53201-0701         Milwaukee, Wisconsin 53202



                  SHAREHOLDER ACCOUNT INFORMATION AND INQUIRIES
                                 1-800-304-7404

                                 MAIRS AND POWER
                                GROWTH FUND, INC.